UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

Lincoln Park Bancorp
(Exact name of registrant as specified in its charter)

Federal	000-51078	61-1479859
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey	07035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 694-0330

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 8.01.    Other Events

On May 30, 2008 the Board of Directors of Lincoln Park Bancorp (the “Company”) announced that it had authorized an extension and expansion of the Company’s stock repurchase program.  The press release announcing the repurchase program is attached as Exhibit 99 to this report.

Item 9.01    Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits.

The following exhibit is attached as part of this report:

Exhibit 99    Press Release of Lincoln Park Bancorp dated May 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LINCOLN PARK BANCORP

Date	May 30, 2008	By:	/s/ David G. Baker
David G. Baker
President and Chief Executive Officer